Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of March 31, 2011

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - March 31, 2011

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common and common share equivalents outstanding as of the beginning of the year (adjusted for the period ended December 31, 2009 to include the equity issued related to the acquisition of Paris Re). Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax and the interest in earnings (losses) of equity investments and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. See page 29 for a reconciliation of the previously published non-GAAP measures to the redefined non-GAAP measures.

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

The Company’s financial position and its results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Revenues
Gross premiums written	$1,557,561	$827,301	$1,008,464	$1,140,175	$1,909,326	$4,885,266	$4,000,888

Net premiums written	$1,470,419	$820,605	$987,612	$1,112,735	$1,784,165	$4,705,116	$3,948,704
(Increase) decrease in unearned premiums	(405,830)	384,041	325,802	(8,104)	(630,386)	71,355	171,121

Net premiums earned	1,064,589	1,204,646	1,313,414	1,104,631	1,153,779	4,776,471	4,119,825
Net investment income	151,633	160,804	164,402	174,454	173,122	672,782	596,071
Net realized and unrealized investment (losses) gains	(112,199)	(83,201)	293,164	46,046	145,474	401,482	591,707
Net realized gain on purchase of capital efficient notes	—	—	—	—	—	—	88,427
Other income	1,813	5,079	3,363	753	1,274	10,470	22,312

Total revenues	1,105,836	1,287,328	1,774,343	1,325,884	1,473,649	5,861,205	5,418,342

Expenses
Losses and loss expenses and life policy benefits	1,607,217	817,772	748,879	704,631	1,012,337	3,283,618	2,295,296
Acquisition costs	207,849	246,617	261,668	244,144	220,107	972,537	885,214
Other operating expenses	104,297	133,245	118,221	160,151	128,134	539,751	430,808
Interest expense	12,300	12,181	12,297	12,803	7,132	44,413	28,301
Amortization of intangible assets	8,827	8,821	10,003	7,833	4,803	31,461	(6,133)
Net foreign exchange (gains) losses	(695)	8,260	27,074	(11,021)	(3,627)	20,686	1,464

Total expenses	1,939,795	1,226,896	1,178,142	1,118,541	1,368,886	4,892,466	3,634,950

(Loss) income before taxes and interest in earnings of equity investments	(833,959)	60,432	596,201	207,343	104,763	968,739	1,783,392
Income tax (benefit) expense	(26,258)	10,892	72,576	17,762	27,554	128,784	262,090
Interest in earnings of equity investments	745	7,495	1,312	1,346	2,445	12,597	15,552

Net (loss) income	$(806,956)	$57,035	$524,937	$190,927	$79,654	$852,552	$1,536,854

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631	$34,525	$34,525

Operating (loss) earnings available to common shareholders	$(735,572)	$98,782	$301,608	$141,825	$(50,408)	$491,807	$930,704

Comprehensive (loss) income, net of tax	$(769,410)	$49,184	$631,249	$84,271	$6,978	$771,681	$1,598,973

Per Share Data:

(Loss) earnings per common share:
Basic operating (loss) earnings	$(10.82)	$1.35	$4.01	$1.83	$(0.62)	$6.40	$14.82
Net realized and unrealized investment (losses) gains, net of tax	(1.30)	(0.98)	3.09	0.38	1.35	3.92	7.92
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	0.91
Net foreign exchange gains (losses), net of tax	0.11	0.19	(0.26)	0.13	0.11	0.17	0.02
Interest in earnings of equity investments, net of tax	0.02	0.10	0.02	0.02	0.03	0.16	0.26

Basic net (loss) income	$(11.99)	$0.66	$6.86	$2.36	$0.87	$10.65	$23.93

Weighted average number of common shares outstanding	67,997.4	73,168.6	75,238.3	77,365.4	81,696.9	76,839.5	62,786.2

Diluted operating (loss) earnings(1) (2)	$(10.82)	$1.33	$3.95	$1.80	$(0.60)	$6.29	$14.57
Net realized and unrealized investment (losses) gains, net of tax	(1.30)	(0.96)	3.05	0.38	1.33	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	0.89
Net foreign exchange gains (losses), net of tax	0.11	0.19	(0.26)	0.12	0.10	0.16	0.02
Interest in earnings of equity investments, net of tax	0.02	0.09	0.02	0.01	0.02	0.15	0.25

Diluted net (loss) income	$(11.99)	$0.65	$6.76	$2.31	$0.85	$10.46	$23.51

Weighted average number of common and common share equivalents outstanding	67,997.4	74,494.7	76,428.5	78,796.4	83,328.8	78,234.3	63,890.6

(1)	See page 34 for further analysis of Paris Re acquisition related expenses.
(2)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009

Assets
Total investments	$14,684,553		$14,297,867		$15,182,110		$14,796,197		$15,228,997		$15,301,510
Funds held - directly managed	1,514,453		1,772,118		1,919,325		1,875,305		1,981,665		2,124,826
Cash and cash equivalents	2,009,737		2,111,084		1,437,722		1,085,325		1,319,275		738,309
Accrued investment income	187,718		201,928		201,400		184,715		204,591		218,739
Reinsurance balances receivable	2,515,845		2,076,884		2,494,034		2,627,422		2,908,652		2,249,181
Funds held by reinsured companies	848,182		937,032		918,832		859,050		900,257		938,039
Deferred acquisition costs	671,417		595,557		664,058		672,694		709,745		614,857
Goodwill	455,533		455,533		455,533		455,533		455,533		455,533
Intangible assets	166,187		178,715		191,252		206,044		224,264		247,269
Other assets	849,150		737,653		807,557		873,849		884,197		844,281

Total assets	$23,902,775		$23,364,371		$24,271,823		$23,636,134		$24,817,176		$23,732,544

Liabilities
Unpaid losses and loss expenses	$11,887,316		$10,666,604		$10,705,562		$10,342,589		$10,930,486		$10,811,483
Policy benefits for life and annuity contracts	1,670,768		1,750,410		1,735,930		1,566,899		1,613,662		1,615,193
Unearned premiums	2,102,053		1,599,139		2,019,892		2,295,576		2,371,256		1,706,816
Other reinsurance balances payable	505,198		491,194		528,014		478,862		488,664		426,091
Debt obligations	820,989		820,989		820,989		1,020,989		1,020,989		520,989
Other liabilities	741,618		829,116		879,143		859,977		1,003,608		1,006,245

Total liabilities	17,727,942		16,157,452		16,689,530		16,564,892		17,428,665		16,086,817

Total shareholders’ equity	6,174,833		7,206,919		7,582,293		7,071,242		7,388,511		7,645,727

Total liabilities and shareholders’ equity	$23,902,775		$23,364,371		$24,271,823		$23,636,134		$24,817,176		$23,732,544

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$83.85		$95.55		$94.69		$86.94		$85.84		$86.29

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$82.50		$93.77		$93.21		$85.32		$84.12		$84.51

Number of Common and Common Share Equivalents Outstanding	68,542.4		71,312.3		75,771.5		76,780.8		81,647.4		84,319.7

Capital Structure:
Senior notes (1)	$750,000	11%	$750,000	9%	$750,000	9%	$750,000	9%	$750,000	9%	$250,000	3%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	4	290,000	4	290,000	3	290,000	4	290,000	3	290,000	4
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	3	230,000	3	230,000	3	230,000	3	230,000	3	230,000	3
Common shareholders’ equity	5,654,833	81	6,686,919	83	7,062,293	84	6,551,242	83	6,868,511	84	7,125,727	89

Total Capital	$6,988,217	100%	$8,020,303	100%	$8,395,677	100%	$7,884,626	100%	$8,201,895	100%	$7,959,111	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended				For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Net cash provided by operating activities:

Underwriting operations (3)	$340	$156	$230	$26	$238	$650	$550

Investment income	189	176	179	208	199	762	603

Taxes and foreign exchange	(43)	(17)	(58)	(86)	(23)	(185)	(54)

Net cash provided by operating activities	$486	$315	$351	$148	$414	$1,227	$1,099

Net cash provided by operating activities	$486	$315	$351	$148	$414	$1,227	$1,099

Net cash (used in) provided by investing activities (1)	(320)	775	294	63	(31)	1,102	(447)

Net cash (used in) provided by financing activities (2)	(286)	(412)	(326)	(409)	225	(922)	(765)

Effect of foreign exchange rate changes on cash	19	(5)	34	(36)	(27)	(34)	13

(Decrease) increase in cash and cash equivalents	(101)	673	353	(234)	581	1,373	(100)

Cash and cash equivalents - beginning of period	2,111	1,438	1,085	1,319	738	738	838

Cash and cash equivalents - end of period	$2,010	$2,111	$1,438	$1,085	$1,319	$2,111	$738

(1)	For the year ended December 31, 2009, net cash (used in) provided by investing activities included $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the year ended December 31, 2009, net cash (used in) provided by financing activities included $330 million related to the Paris Re share capital repayment.
(3)	For the three months ended March 31, 2011, net cash provided by underwriting operations includes approximately $265 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive (Loss) Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Net (loss) income	$(806,956)	$57,035	$524,937	$190,927	$79,654

Change in currency translation adjustment	37,781	(236)	107,572	(105,335)	(68,743)
Change in net unrealized gains or losses on investments, net of tax	(252)	(266)	(256)	(257)	(4,129)
Change in unfunded pension obligation, net of tax	17	(7,349)	(1,004)	(1,064)	196

Comprehensive (loss) income	$(769,410)	$49,184	$631,249	$84,271	$6,978

	For the year ended
	December 31, 2010	December 31, 2009

Net income	$852,552	$1,536,854

Change in currency translation adjustment	(66,742)	47,955
Change in net unrealized gains or losses on investments, net of tax	(4,908)	8,079
Change in unfunded pension obligation, net of tax	(9,221)	6,085

Comprehensive income	$771,681	$1,598,973

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended March 31, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$338	$318	$375	$317	$1,348	$208	$2	$1,558

Net premiums written	$338	$317	$315	$292	$1,262	$206	$2	$1,470
(Increase) decrease in unearned premiums	(79)	(136)	2	(168)	(381)	(22)	(2)	(405)

Net premiums earned	$259	$181	$317	$124	$881	$184	$—	$1,065
Losses and loss expenses and life policy benefits	(174)	(150)	(221)	(918)	(1,463)	(145)	—	(1,608)
Acquisition costs	(66)	(40)	(80)	8	(178)	(30)	—	(208)

Technical result	$19	$(9)	$16	$(786)	$(760)	$9	$—	$(751)

Other income					1	—	1	2
Other operating expenses					(66)	(12)	(26)	(104)

Underwriting result					$(825)	$(3)	n/a	$(853)

Net investment income						15	137	152

Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment losses							(112)	(112)
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							—	—
Income tax benefit							26	26
Interest in earnings of equity investments							1	1

Net loss							n/a	$(807)

Loss ratio (2)	67.0%	82.8%	69.7%	743.0%	166.0%
Acquisition ratio (3)	25.6	22.1	25.3	(6.7)	20.3

Technical ratio (4)	92.6%	104.9%	95.0%	736.3%	186.3%
Other operating expense ratio (5)					7.4

Combined ratio (6)					193.7%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended March 31, 2010
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$358	$444	$509	$409	$1,720	$187	$2	$1,909

Net premiums written	$357	$436	$456	$358	$1,607	$183	$(6)	$1,784
(Increase) decrease in unearned premiums	(89)	(206)	(119)	(204)	(618)	(18)	6	(630)

Net premiums earned	$268	$230	$337	$154	$989	$165	$—	$1,154
Losses and loss expenses and life policy benefits	(179)	(246)	(303)	(153)	(881)	(132)	—	(1,013)
Acquisition costs	(69)	(52)	(64)	(12)	(197)	(23)	—	(220)

Technical result	$20	$(68)	$(30)	$(11)	$(89)	$10	$—	$(79)

Other income					1	—	—	1
Other operating expenses					(78)	(14)	(36)	(128)

Underwriting result					$(166)	$(4)	n/a	$(206)

Net investment income						16	157	173

Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment gains							146	146
Interest expense							(7)	(7)
Amortization of intangible assets							(5)	(5)
Net foreign exchange gains							4	4
Income tax expense							(27)	(27)
Interest in earnings of equity investments							2	2

Net income							n/a	$80

Loss ratio (2)	66.9%	107.0%	90.0%	99.0%	89.1%
Acquisition ratio (3)	25.7	22.8	18.9	7.9	19.9

Technical ratio (4)	92.6%	129.8%	108.9%	106.9%	109.0%
Other operating expense ratio (5)					7.9

Combined ratio (6)					116.9%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	March 31, 2011 (A)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Net premiums written	$1,262	$611	$804	$939	$1,607	$3,961	$3,351

Net premiums earned	$881	$982	$1,128	$931	$989	$4,029	$3,525

Losses and loss expenses	(1,463)	(639)	(601)	(536)	(881)	(2,657)	(1,858)
Acquisition costs	(178)	(213)	(228)	(219)	(197)	(856)	(772)

Technical result	$(760)	$130	$299	$176	$(89)	$516	$895

Other income	1	2	2	1	1	5	13
Other operating expenses	(66)	(78)	(81)	(82)	(78)	(317)	(253)

Underwriting result	$(825)	$54	$220	$95	$(166)	$204	$655

Loss ratio (2)	166.0%	65.1%	53.3%	57.6%	89.1%	65.9%	52.7%
Acquisition ratio (3)	20.3	21.6	20.2	23.4	19.9	21.3	21.9

Technical ratio (4)	186.3%	86.7%	73.5%	81.0%	109.0%	87.2%	74.6%
Other operating expense ratio (5)	7.4	7.9	7.2	8.8	7.9	7.8	7.2

Combined ratio (6)	193.7%	94.6%	80.7%	89.8%	116.9%	95.0%	81.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of ($25.5) million and ($8.9) million, respectively, compared to the three months ended March 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended					For the year ended
	March 31, 2011 (A)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Net premiums written	$338	$196	$267	$207	$357	$1,026	$1,162

Net premiums earned	$259	$260	$288	$223	$268	$1,038	$1,210

Losses and loss expenses	(174)	(145)	(137)	(116)	(179)	(577)	(728)
Acquisition costs	(66)	(71)	(80)	(69)	(69)	(288)	(311)

Technical result	$19	$44	$71	$38	$20	$173	$171

Loss ratio (2)	67.0%	55.9%	47.5%	52.2%	66.9%	55.6%	60.2%
Acquisition ratio (3)	25.6	27.2	27.8	30.7	25.7	27.8	25.7

Technical ratio (4)	92.6%	83.1%	75.3%	82.9%	92.6%	83.4%	85.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	42%	47%	42%	41%	40%	42%	37%
Property	17	17	29	30	25	26	23
Agriculture	14	11	11	2	9	8	21
Motor	10	12	10	10	12	11	8
Multiline	11	5	2	3	9	5	4
Credit/Surety	5	8	5	6	5	6	5
Other	1	—	1	8	—	2	2

	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $6.1 million and $2.9 million, respectively, compared to the three months ended March 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31, 2011 (A)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Net premiums written	$317	$118	$158	$186	$436	$898	$679

Net premiums earned	$181	$228	$225	$231	$230	$914	$729

Losses and loss expenses	(150)	(141)	(174)	(141)	(246)	(702)	(392)
Acquisition costs	(40)	(57)	(56)	(61)	(52)	(227)	(174)

Technical result	$(9)	$30	$(5)	$29	$(68)	$(15)	$163

Loss ratio (2)	82.8%	61.9%	77.1%	61.1%	107.0%	76.8%	53.7%
Acquisition ratio (3)	22.1	24.9	25.2	26.4	22.8	24.9	23.8

Technical ratio (4)	104.9%	86.8%	102.3%	87.5%	129.8%	101.7%	77.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	67%	71%	68%	67%	64%	66%	67%
Motor	21	18	23	19	24	22	22
Casualty	12	11	9	14	12	12	11

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of ($13.7) million and ($4.8) million, respectively, compared to the three months ended March 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	March 31, 2011 (A)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Net premiums written	$315	$287	$292	$355	$456	$1,391	$1,113

Net premiums earned	$317	$329	$364	$376	$337	$1,405	$1,116

Losses and loss expenses	(221)	(191)	(199)	(292)	(303)	(985)	(732)
Acquisition costs	(80)	(73)	(74)	(82)	(64)	(292)	(254)

Technical result	$16	$65	$91	$2	$(30)	$128	$130

Loss ratio (2)	69.7%	57.9%	54.8%	77.6%	90.0%	70.0%	65.6%
Acquisition ratio (3)	25.3	22.2	20.2	21.9	18.9	20.8	22.7

Technical ratio (4)	95.0%	80.1%	75.0%	99.5%	108.9%	90.8%	88.3%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	12%	25%	19%	14%	11%	16%	17%
Credit/Surety	25	18	16	15	17	16	16
Energy	7	5	9	10	7	8	9
Engineering	14	15	17	14	10	14	19
Marine	18	21	18	21	20	20	16
Specialty casualty	19	(1)	6	11	22	11	11
Specialty property	4	13	8	10	4	8	6
Other	1	4	7	5	9	7	6

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of ($13.6) million and ($6.2) million, respectively, compared to the three months ended March 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2011 (A)	2010	2010	2010	2010	2010	2009

Net premiums written	$292	$10	$87	$191	$358	$646	$397

Net premiums earned	$124	$165	$251	$101	$154	$672	$470

Losses and loss expenses	(918)	(162)	(91)	13	(153)	(393)	(6)
Acquisition costs	8	(12)	(18)	(7)	(12)	(49)	(33)

Technical result	$(786)	$(9)	$142	$107	$(11)	$230	$431

Loss ratio (2)	743.0%	98.0%	36.4%	(12.8)%	99.0%	58.5%	1.3%
Acquisition ratio (3)	(6.7)	7.3	7.2	6.3	7.9	7.2	7.0

Technical ratio (4)	736.3%	105.3%	43.6%	(6.5)%	106.9%	65.7%	8.3%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of ($4.3) million and ($0.7) million, respectively, compared to the three months ended March 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2011 (A)	2010	2010	2010	2010	2010	2009

Net premiums written	$206	$210	$183	$167	$183	$742	$591

Net premiums earned	$184	$222	$184	$173	$165	$744	$587

Life policy benefits	(145)	(177)	(147)	(169)	(132)	(624)	(440)
Acquisition costs	(30)	(34)	(33)	(25)	(23)	(116)	(113)

Technical result	$9	$11	$4	$(21)	$10	$4	$34

Other income	—	—	—	1	—	2	2
Other operating expenses	(12)	(17)	(11)	(13)	(14)	(57)	(47)

Underwriting result	$(3)	$(6)	$(7)	$(33)	$(4)	$(51)	$(11)

Net investment income	15	18	17	20	16	71	62

Allocated underwriting result (1)	$12	$12	$10	$(13)	$12	$20	$51

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	76%	56%	67%	79%	80%	70%	80%
Longevity	21	42	30	18	17	27	16
Health	3	2	3	3	3	3	4

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of ($5.5) million and ($4.7) million, respectively, compared to the three months ended March 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2010

Technical result	$—	$(1)	$—	$1	$—	$—	$10

Other income (loss)	1	3	1	(1)	—	3	7
Corporate expenses - acquisition related	(2)	(6)	(6)	(2)	(3)	(16)	(36)
Corporate expenses - voluntary termination plan	—	(6)	1	(34)	(1)	(41)	—
Corporate expenses (1)	(19)	(22)	(17)	(26)	(28)	(94)	(81)
Other operating expenses	(5)	(4)	(4)	(3)	(4)	(15)	(14)

Net investment income	137	143	147	154	157	602	534

Net realized and unrealized investment (losses) gains	(112)	(83)	293	46	146	402	591
Net realized gain on purchase of capital efficient notes	—	—	—	—	—	—	89
Interest expense	(12)	(12)	(12)	(13)	(7)	(44)	(28)
Amortization of intangible assets	(9)	(9)	(10)	(8)	(5)	(31)	6
Net foreign exchange gains (losses)	—	(8)	(27)	11	4	(21)	(1)
Income tax benefit (expense)	26	(11)	(72)	(17)	(27)	(129)	(262)
Interest in earnings of equity investments	1	7	1	1	2	13	16

(1)	The Company’s corporate expenses for the three months ended June 30, 2010, March 31, 2010 and December 31, 2009 include $7 million, $6 million and $9 million, respectively, of corporate expenses related to Paris Re. The Company’s corporate expenses for the years ended December 31, 2010 and 2009 include $13 million and $9 million, respectively, of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	13%	13%	10%	10%	11%	13%
Property	18	14	19	17	21	18	18
Motor	7	5	6	5	8	7	6
Multiline and other	2	1	1	3	2	2	2
Specialty
Agriculture	4	4	5	2	4	4	8
Aviation/Space	3	9	5	4	3	5	5
Catastrophe	20	1	9	17	20	14	10
Credit/Surety	6	8	6	6	5	6	6
Energy	2	2	3	3	2	2	2
Engineering	3	5	5	4	3	4	5
Marine	4	7	5	7	5	6	5
Specialty casualty	4	—	2	4	6	3	3
Specialty property	1	5	2	3	1	2	2
Life	14	26	19	15	10	16	15

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	43%	47%	38%	36%	48%	43%	41%
North America	36	32	39	36	36	36	41
Latin America, Caribbean and Africa	10	11	13	12	8	11	10
Asia, Australia and New Zealand	11	10	10	16	8	10	8

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	72%	64%	73%	76%	74%	73%	72%
Direct	28	36	27	24	26	27	28

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	47%	18%	27%	32%	46%	33%	29%
Proportional	53	82	73	68	54	67	71

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	34%	4%	15%	17%	35%	23%	21%
Proportional	66	96	85	83	65	77	79

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	33%	5%	15%	27%	41%	22%	18%
Proportional	67	95	85	73	59	78	82

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	89%	99%	98%	99%	99%	98%
Proportional	2	11	1	2	1	1	2

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	52%	10%	28%	42%	54%	38%	32%
Proportional	48	90	72	58	46	62	68

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio (A)

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2011			December 31, 2010			September 30, 2010			June 30, 2010			March 31, 2010			December 31, 2009

Investments:
Fixed maturities
U.S. government	$745		5%	$673		5%	$718		5%	$690		4%	$709		5%	$803		5%
Government Sponsored Entities (GSEs)	216		2	233		2	352		2	399		3	416		3	453		3
U.S. municipalities	68		—	67		—	28		—	26		—	26		—	14		—
Non-U.S. sovereign government, supranational and government related	3,068		21	2,819		20	2,980		20	2,641		18	2,918		19	3,059		20
Corporates	6,199		42	6,144		43	6,617		44	6,787		46	6,851		45	6,631		43
Mortgage/asset-backed securities	2,963		20	2,889		20	3,075		20	3,014		20	3,170		21	3,183		21

Total fixed maturities	13,259		90	12,825		90	13,770		91	13,557		91	14,090		93	14,143		92
Short-term investments	81		1	49		—	89		—	107		1	72		—	137		1
Equities	1,053		7	1,072		8	1,027		7	886		6	879		6	796		5
Other invested assets	292		2	352		2	296		2	246		2	188		1	226		2

Total investments	$14,685		100%	$14,298		100%	$15,182		100%	$14,796		100%	$15,229		100%	$15,302		100%

Cash and cash equivalents	2,010			2,111			1,438			1,085			1,319			738
Total investments and cash	$16,695			$16,409			$16,620			$15,881			$16,548			$16,040

Maturity distribution:
One year or less	$1,004		8%	$930		7%	$1,046		8%	$1,262		9%	$1,142		8%	$869		6%
More than one year through five years	5,113		38	5,022		39	5,549		40	5,499		40	5,916		42	6,346		45
More than five years through ten years	3,613		27	3,418		27	3,624		26	3,346		25	3,391		24	3,343		23
More than ten years	647		5	615		5	565		4	543		4	543		4	539		4

Subtotal	10,377		78	9,985		78	10,784		78	10,650		78	10,992		78	11,097		78
Mortgage/asset-backed securities	2,963		22	2,889		22	3,075		22	3,014		22	3,170		22	3,183		22

Total	$13,340		100%	$12,874		100%	$13,859		100%	$13,664		100%	$14,162		100%	$14,280		100%

Credit quality by market value:
AAA	52%			51%			51%			50%			51%			50%
AA	8			9			9			9			10			10
A	21			22			23			24			23			24
BBB	12			11			11			11			11			12
Below Investment Grade/Unrated	7			7			6			6			5			4

	100%			100%			100%			100%			100%			100%

Expected average duration	2.9	Yrs		3.0	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs
Average yield to maturity at market	3.1%			2.9%			2.6%			2.9%			3.2%			3.6%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The Funds Held - Directly Managed Portfolio is described separately on pages 21-22 and is not reflected here.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2011
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,559,838	25.2%	9.3%	0.9%
Consumer noncyclical	757,090	12.2	4.5	0.2
Government guaranteed corporate debt	592,593	9.5	3.5	0.9
Communications	558,863	9.0	3.4	0.5
Utilities	451,362	7.3	2.7	0.1
Catastrophe bonds	431,021	7.0	2.6	0.3
Industrials	395,452	6.3	2.4	0.1
Energy	345,766	5.6	2.1	0.2
Consumer cyclical	276,578	4.5	1.7	0.2
Insurance	267,565	4.3	1.6	0.3
Longevity and mortality bonds	187,662	3.0	1.1	0.4
Materials	170,391	2.7	1.0	0.1
Technology	123,167	2.0	0.7	0.1
Real estate investment trusts	71,785	1.2	0.4	0.1
Diversified	10,066	0.2	0.1	—

Total Corporate bonds	$6,199,199	100.0%	37.1%

Finance sector - Corporate bonds
Banks	$647,452	10.5%	3.9%
Investment banking and brokerage	446,395	7.2	2.7
Financial services	225,039	3.6	1.3
Commercial and consumer finance	181,518	2.9	1.1
Other	59,434	1.0	0.3

Total finance sector - Corporate bonds	$1,559,838	25.2%	9.3%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$54,952	$173,207	$361,184	$46,937	$11,172	$647,452
Investment banking and brokerage	23,557	—	414,504	8,334	—	446,395
Financial services	39,316	145,019	38,754	1,950	—	225,039
Commercial and consumer finance	—	3,006	118,366	60,146	—	181,518
Other	—	13,234	19,898	18,011	8,291	59,434

Total finance sector - Corporate bonds	$117,825	$334,466	$952,706	$135,378	$19,463	$1,559,838

% of total	7.6%	21.4%	61.1%	8.7%	1.2%	100.0%

Concentration of investment risk

The top 10 Corporate bond issues account for 20.2% of the Company's total corporate bonds. The single largest issue accounts for 2.5% of the company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2011
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$154,410	19.0%	0.9%	0.1%
Energy	109,134	13.5	0.6	0.1
Finance	95,386	11.8	0.6	0.1
Technology	92,596	11.4	0.6	0.1
Communications	90,548	11.2	0.5	0.1
Industrials	83,824	10.3	0.5	0.1
Consumer cyclical	62,618	7.7	0.4	—
Insurance	44,262	5.5	0.3	0.1
Materials	38,276	4.7	0.2	—
Utilities	25,946	3.2	0.2	—
Real estate investment trusts	10,829	1.3	0.1	—
Diversified	2,878	0.4	—	—

Total equities	$810,707	100.0%	4.9%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	171,545		1.0
Funds and ETFs holding equities	70,831		0.4

Total equities	$1,053,083		6.3%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging market fixed income fund, which accounts for 12.4% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 17.1% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 3.0% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2011
	GNMA	GSEs	AAA	AA	A	BBB	Non- Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$4,143	$107,015	$4,665	$69,520	$28,048	$280,514	$493,905
U.S. Collaterized Mortgage Obligations	12,335	53,490	18,066	856	—	467	84,418	169,632
U.S. Mortgage Backed Securities (MBS)	289,795	1,532,654	—	—	—	—	—	1,822,449
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	16,245	—	17,526	1,785	4,004	39,560
U.S. MBS Interest Only	9,504	7,298	—	—	—	—	—	16,802

Subtotal U.S. mortgage/asset-backed securities	$311,634	$1,597,585	$141,326	$5,521	$87,046	$30,300	$368,936	$2,542,348

Non-U.S. Asset-Backed Securities	$—	$—	$97,503	$—	$48,155	$—	$—	$145,658
Non-U.S. Collaterized Mortgage Obligations	—	—	246,024	14,308	—	4,140	2,342	266,814
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	7,801	—	—	—	—	7,801

Subtotal Non-U.S. mortgage/asset-backed securities	$—	$—	$351,328	$14,308	$48,155	$4,140	$2,342	$420,273

Total mortgage/asset-backed securities	$311,634	$1,597,585	$492,654	$19,829	$135,201	$34,440	$371,278	$2,962,621

Corporate Securities	—	216,039	—	—	—	—	—	216,039

Total	$311,634	$1,813,624	$492,654	$19,829	$135,201	$34,440	$371,278	$3,178,660

% of total	9.8%	57.1%	15.5%	0.6%	4.2%	1.1%	11.7%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2011
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$129,960	$—	$129,960	$—	$129,960
Principal Finance - Derivative Exposure Assumed	—	(11,700)	(11,700)	184,961	173,261
Insurance-Linked Securities	—	(10,969)	(10,969)	106,274	95,305
Commodities Futures	—	(458)	(458)	52,510	52,052
Strategic Investments	178,224	—	178,224	—	178,224

Total other invested assets - Private Markets Exposure Assumed	308,184	(23,127)	285,057	343,745	628,802

Other Credit Derivatives - Exposure Assumed	—	484	484	5,000	5,484
Other Credit Derivatives - Protection Purchased	—	(2,225)	(2,225)	(109,598)	(111,823)

Other (2)	10,433	(1,529)	8,904

Total other invested assets	$318,617	$(26,397)	$292,220

(1)	The total net exposures originated in Private Markets are $1,777 million. In addition to the net exposures listed above of $629 million, the Company has the following other net exposures originated in Private Markets:

•	Principal Finance: $469 million of assets listed under Investments - Fixed Maturities and $7 million listed under Investments - Equities for a total exposure of $779 million.

•

Insurance-Linked Securities: $630 million of bonds listed under Investments - Fixed Maturities and $29 million of limits on transactions that use reinsurance accounting for a total exposure of $754 million.

•	Commodities futures: a total exposure of $52 million.

•	Strategic Investments: $12 million of assets listed under Investments - Fixed Maturities and $2 million of assets listed under Cash and Other Assets for a total exposure of $192 million.

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009

Investments:
Fixed maturities
U.S. government	$76	6%	$95	6%	$100	6%	$98	6%	$110	6%	$119	6%
Government Sponsored Entities (GSEs)	155	13	193	12	202	11	215	13	221	12	180	10
U.S. municipalities	—	—	—	—	—	—	—	—	—	—	1	—
Non-U.S. sovereign government, supranational and government related	360	29	385	25	438	25	440	26	481	27	548	30
Corporates	571	47	799	52	929	54	864	51	932	51	900	49
Mortgage/asset-backed securities	—	—	12	1	12	1	13	1	13	1	18	1

Total fixed maturities	1,162	95	1,484	96	1,681	97	1,630	97	1,757	97	1,766	96
Short-term investments	44	3	38	3	18	1	29	2	23	1	28	2
Other invested assets	23	2	21	1	31	2	27	1	32	2	39	2

Total investments	$1,229	100%	$1,543	100%	$1,730	100%	$1,686	100%	$1,812	100%	$1,833	100%

Cash and cash equivalents	111		129		46		51		25		146
Total investments and cash	$1,340		$1,672		$1,776		$1,737		$1,837		$1,979

Accrued investment income	18		20		26		22		28		25
Other funds held assets/liabilities	156		80		117		116		117		121

Total funds held - directly managed	$1,514		$1,772		$1,919		$1,875		$1,982		$2,125

Maturity distribution:
One year or less	$241	20%	$289	19%	$298	17%	$334	20%	$366	21%	$360	20%
More than one year through five years	647	54	814	53	910	54	833	50	899	50	903	50
More than five years through ten years	288	24	376	25	427	25	422	26	421	24	423	24
More than ten years	30	2	31	2	52	3	57	3	81	4	90	5

Subtotal	1,206	100	1,510	99	1,687	99	1,646	99	1,767	99	1,776	99
Mortgage/asset-backed securities	—	—	12	1	12	1	13	1	13	1	18	1

Total	$1,206	100%	$1,522	100%	$1,699	100%	$1,659	100%	$1,780	100%	$1,794	100%

Credit quality by market value:
AAA	42%		45%		41%		43%		42%		38%
AA	30		27		27		26		27		26
A	24		24		27		26		26		29
BBB	4		4		4		4		4		5
Below Investment Grade/Unrated	—		—		1		1		1		2

	100%		100%		100%		100%		100%		100%

Expected average duration	3.1Yrs		3.1 Yrs		3.2 Yrs		3.2 Yrs		3.2 Yrs		3.0 Yrs
Average yield to maturity at market	2.4%		2.4%		2.1%		2.3%		2.5%		2.6%
Average credit quality	AA		AA		AA		AA		AA		AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2011
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$281,575	49.3%	21.0%	1.3%
Consumer noncyclical	77,969	13.7	5.8	0.7
Energy	47,919	8.4	3.6	1.2
Utilities	38,003	6.7	2.8	0.4
Government guaranteed corporate debt	33,931	5.9	2.5	0.9
Communications	28,632	5.0	2.1	0.6
Materials	20,102	3.5	1.5	0.4
Industrials	16,632	2.9	1.3	0.4
Consumer cyclical	12,303	2.2	0.9	0.6
Technology	8,258	1.5	0.6	0.3
Real estate investment trusts	3,381	0.6	0.3	0.3
Insurance	1,912	0.3	0.2	0.1

Total Corporate bonds	$570,617	100.0%	42.6%

Finance sector - Corporate bonds
Banks	$157,462	27.6%	11.7%
Investment banking and brokerage	40,427	7.1	3.0
Financial services	34,176	6.0	2.6
Commercial and consumer finance	28,315	4.9	2.1
Other	21,195	3.7	1.6

Total finance sector - Corporate bonds	$281,575	49.3%	21.0%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$39,700	$77,283	$40,479	$—	$157,462
Investment banking and brokerage	25,158	—	15,269	—	40,427
Financial services	7,284	18,662	8,230	—	34,176
Commercial and consumer finance	10,551	4,698	8,963	4,103	28,315
Other	16,450	—	4,062	683	21,195

Total finance sector - Corporate bonds	$99,143	$100,643	$77,003	$4,786	$281,575

% of total	35.2%	35.7%	27.4%	1.7%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 21.6% of the Company’s total corporate bonds. The single largest issuer accounts for 3.0% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Fixed maturities	$135,947	$136,724	$142,056	$147,871	$153,607	$580,258	$559,330
Short-term investments, cash and cash equivalents	1,243	2,358	1,589	1,005	3,589	8,541	11,799
Equities	4,190	5,441	6,097	5,697	3,559	20,794	13,861
Funds held and other	12,590	14,535	11,971	15,506	10,782	52,794	32,793
Funds held - directly managed	8,168	13,596	11,463	14,565	12,151	51,775	17,766
Investment expenses	(10,505)	(11,850)	(8,774)	(10,190)	(10,566)	(41,380)	(39,478)

Net investment income (2)	$151,633	$160,804	$164,402	$174,454	$173,122	$672,782	$596,071

Net realized investment gains on fixed maturities and short-term investments	$7,434	$66,432	$56,290	$34,622	$16,082	$173,426	$105,249
Net realized investment gains (losses) on equities (1)	37,031	6,943	14,592	10,445	12,756	44,736	(45,258)
Net realized gains (losses) on other invested assets	12,244	(6,259)	(34,738)	(29,285)	1,714	(68,568)	(35,426)
Change in net unrealized (losses) gains on other invested assets	(37,453)	46,092	5,392	(24,784)	(22,958)	3,742	58,196
Change in net unrealized investment (losses) gains on fixed maturities	(140,228)	(254,361)	134,467	165,665	99,097	144,868	320,934
Change in net unrealized investment (losses) gains on short-term investments	(641)	(140)	324	7	(2,425)	(2,234)	2,010
Change in net unrealized investment gains (losses) on equities	16,118	86,373	79,650	(126,610)	25,412	64,825	185,925
Net other realized and unrealized investment gains (losses)	1	(3)	10,852	(4,492)	6,978	13,335	1,777
Net realized and unrealized investment (losses) gains on funds held - directly managed	(6,705)	(28,278)	26,335	20,478	8,818	27,352	(1,700)

Net realized and unrealized investment (losses) gains	$(112,199)	$(83,201)	$293,164	$46,046	$145,474	$401,482	$591,707

(1)	Net realized investment gains on equities include $18,275 for the year ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(2)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended March 31, 2011, net investment income includes foreign exchange impacts of ($3.2) million compared to the three months ended March 31, 2010.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended	For the period
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	from October 2, 2009 to December 31, 2009

Fixed maturities	$7,950	$11,099	$11,477	$12,281	$11,343	$46,200	$10,956
Short-term investments, cash and cash equivalents	178	19	84	581	923	1,607	287
Other	329	3,055	666	2,134	223	6,078	6,934
Investment expenses	(289)	(577)	(764)	(431)	(338)	(2,110)	(411)

Net investment income	$8,168	$13,596	$11,463	$14,565	$12,151	$51,775	$17,766

Net realized investment gains (losses) on fixed maturities and short-term investments	$5,273	$1,517	$1,575	$(1,357)	$(694)	$1,041	$(2,200)

Net realized investment gains of equities	—	539	78	—	5	622	—
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(12,250)	(28,714)	24,118	19,988	11,278	26,670	1,920
Change in net unrealized investment (losses) gains on equities	—	(534)	64	—	(99)	(569)	(35)
Net other realized and unrealized investment gains (losses)	272	(1,086)	500	1,847	(1,672)	(412)	(1,385)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(6,705)	$(28,278)	$26,335	$20,478	$8,818	$27,352	$(1,700)

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,666,604	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$10,811,483	$7,510,666
Reinsurance recoverable at beginning of period	(348,747)	(352,087)	(356,883)	(345,464)	(336,352)	(336,352)	(125,215)

Net liability at beginning of period	10,317,857	10,353,475	9,985,706	10,585,022	10,475,131	10,475,131	7,385,451

Net liability acquired related to the acquisition of Paris Re	—	—	—	—	—	—	3,176,255

Net incurred losses related to:
Current year	1,604,208	768,522	738,758	656,861	973,733	3,137,874	2,340,768
Prior years	(141,901)	(127,929)	(136,444)	(120,680)	(92,830)	(477,883)	(485,809)

	1,462,307	640,593	602,314	536,181	880,903	2,659,991	1,854,959

Change in reserve agreement (1)	(367)	(6,213)	(34,803)	(35,247)	9,480	(66,783)	(32,027)

Net losses paid	(525,159)	(621,330)	(630,910)	(761,549)	(565,229)	(2,579,018)	(2,043,878)

Effects of foreign exchange rate changes	249,232	(48,668)	431,168	(338,701)	(215,263)	(171,464)	134,371

Net liability at end of period	11,503,870	10,317,857	10,353,475	9,985,706	10,585,022	10,317,857	10,475,131
Reinsurance recoverable at end of period	383,446	348,747	352,087	356,883	345,464	348,747	336,352

Gross liability at end of period	$11,887,316	$10,666,604	$10,705,562	$10,342,589	$10,930,486	$10,666,604	$10,811,483

Breakdown of gross liability at end of period:
Case reserves	$4,971,016	$4,652,281	$4,667,556	$4,371,226	$4,616,968	$4,652,281	$4,817,765
Additional case reserves	477,079	326,721	331,446	325,670	241,919	326,721	274,360
Incurred but not reported reserves	6,439,221	5,687,602	5,706,560	5,645,693	6,071,599	5,687,602	5,719,358

Gross liability at end of period	$11,887,316	$10,666,604	$10,705,562	$10,342,589	$10,930,486	$10,666,604	$10,811,483

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,287,790	$3,211,622	$3,205,491	$3,259,118	$3,389,475	$3,211,622	$3,355,316
Global (Non-U.S.) P&C	2,970,488	2,804,937	2,917,114	2,682,126	2,923,596	2,804,937	2,937,078
Global (Non-U.S.) Specialty	3,907,487	3,781,341	3,820,469	3,681,610	3,802,077	3,781,341	3,798,025
Catastrophe	1,721,551	868,704	762,488	719,735	815,338	868,704	721,064

Gross liability at end of period	$11,887,316	$10,666,604	$10,705,562	$10,342,589	$10,930,486	$10,666,604	$10,811,483

Unrecognized time value of non-life reserves	$1,153,088	$949,210	$778,529	$860,178	$1,133,396	$949,210	$1,190,323

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	35.9%	97.0%	104.7%	142.0%	64.2%	97.0%	110.2%
Non-life paid losses to net premiums earned ratio	59.6%	63.3%	55.8%	81.8%	57.1%	63.9%	57.9%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,750,410	$1,735,930	$1,566,899	$1,613,662	$1,615,193	$1,615,193	$1,432,015
Reinsurance recoverable at beginning of period	(14,739)	(15,054)	(13,597)	(15,844)	(20,465)	(20,465)	(24,102)

Net liability at beginning of period	1,735,671	1,720,876	1,553,302	1,597,818	1,594,728	1,594,728	1,407,913

Net incurred losses related to:
Current year	148,623	186,646	142,599	139,989	142,561	611,795	455,770
Prior years	(3,713)	(9,468)	3,966	28,461	(11,127)	11,832	(15,433)

	144,910	177,178	146,565	168,450	131,434	623,627	440,337
Net losses paid (1)	(291,973)	(133,299)	(91,329)	(139,295)	(56,021)	(419,944)	(323,088)

Effects of foreign exchange rate changes	71,040	(29,084)	112,338	(73,671)	(72,323)	(62,740)	69,566

Net liability at end of period	1,659,648	1,735,671	1,720,876	1,553,302	1,597,818	1,735,671	1,594,728
Reinsurance recoverable at end of period	11,120	14,739	15,054	13,597	15,844	14,739	20,465

Gross liability at end of period	$1,670,768	$1,750,410	$1,735,930	$1,566,899	$1,613,662	$1,750,410	$1,615,193

(1)	Net losses paid for the three months ended March 31, 2011 includes an approximate $130 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$39,720	$21,451	$68,009	$53,003	$23,317	$165,780	$177,571
Global (Non-U.S.) P&C	32,454	34,867	3,877	25,310	33,485	97,539	151,456
Global (Non-U.S.) Specialty	34,623	56,760	66,741	31,845	15,585	170,931	107,632
Catastrophe	35,104	14,851	(2,183)	10,522	20,443	43,633	49,150

Total Non-life net prior year reserve development	$141,901	$127,929	$136,444	$120,680	$92,830	$477,883	$485,809

Non-life segment:
Net prior year reserve development due to changes in premiums	$(28,314)	$7,470	$(8,868)	$(113)	$(5,998)	$(7,509)	$8,925
Net prior year reserve development due to all other factors (2)	170,215	120,459	145,312	120,793	98,828	485,392	476,884

Total Non-life net prior year reserve development	$141,901	$127,929	$136,444	$120,680	$92,830	$477,883	$485,809

Life segment:
Net prior year reserve development due to GMDB (1)	$10,967	$15,767	$(556)	$(8,677)	$10,191	$16,725	$16,488
Net prior year reserve development due to all other factors (2)	(7,254)	(6,299)	(3,410)	(19,784)	936	(28,557)	(1,055)

Total Life net prior year reserve development	$3,713	$9,468	$(3,966)	$(28,461)	$11,127	$(11,832)	$15,433

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At March 31, 2011, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.5 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.1 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009 (A)

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share(1) calculated with net (loss) income per share available to common shareholders	(51.2)%	3.1%	32.0%	11.0%	4.0%	12.4%	37.4%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(5.6)	(4.6)	14.4	1.8	6.3	4.6	13.3

Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning diluted book value per common share (1)	—	—	—	—	—	—	1.5

Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.4	0.9	(1.2)	0.6	0.5	0.2	—

Annualized net interest in earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	0.1	0.5	0.1	0.1	0.1	0.2	0.3

Annualized operating return on beginning diluted book value per common share (1)	(46.1)%	6.3%	18.7%	8.5%	(2.9)%	7.4%	22.3%

Net (loss) income	$(806,956)	$57,035	$524,937	$190,927	$79,654	$852,552	$1,536,854

Less:
Net realized and unrealized investment (losses) gains, net of tax	(88,401)	(71,793)	232,981	29,683	110,592	301,462	497,031
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	56,955
Net foreign exchange gains (losses), net of tax	7,321	14,260	(19,751)	9,712	8,626	12,847	1,442
Interest in earnings of equity investments, net of tax	1,065	7,155	1,468	1,076	2,213	11,911	16,197
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631	34,525	34,525

Operating (loss) earnings available to common shareholders	$(735,572)	$98,782	$301,608	$141,825	$(50,408)	$491,807	$930,704

Per diluted share:
Net (loss) income	$(11.99)	$0.65	$6.76	$2.31	$0.85	$10.46	$23.51
Less:
Net realized and unrealized investment (losses) gains, net of tax	(1.30)	(0.96)	3.05	0.38	1.33	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	0.89
Net foreign exchange gains (losses), net of tax	0.11	0.19	(0.26)	0.12	0.10	0.16	0.02
Interest in earnings of equity investments, net of tax	0.02	0.09	0.02	0.01	0.02	0.15	0.25

Operating (loss) earnings (B) (2)	$(10.82)	$1.33	$3.95	$1.80	$(0.60)	$6.29	$14.57

(1)	Excluding cumulative preferred shares of $520,000.
(2)	See page 34 for further analysis of Paris Re acquisition related expenses.
(A)	For the year ended December 31, 2009, return on beginning diluted book value per common share is the sum of the operating earnings per diluted share for the nine months ended September 30, 2009 divided by the beginning diluted book value per common share plus the operating earnings per diluted share for the three months ended December 31, 2009 divided by the beginning diluted book value per common share plus the per diluted share impact of equity issued related to the acquisition of Paris Re.
(B)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company's policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP Measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended				For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	December 31, 2009 (A)

Reconciliation of previously published and redefined non-GAAP measures (1)

Annualized operating return on beginning common shareholders’ equity - previously published	6.3%	15.8%	8.5%	(2.3)%	7.1%	22.3%
Less:
Impact of excluding net foreign exchange (losses) gains, net of tax	0.9	(1.2)	0.6	0.5	0.2	—
Impact of redefining calculation to a per diluted share basis	(0.9)	(1.7)	(0.6)	0.1	(0.5)	—

Annualized operating return on beginning diluted book value per common share - redefined	6.3%	18.7%	8.5%	(2.9)%	7.4%	22.3%

Operating earnings (loss) available to common shareholders - previously published	$113,042	$281,857	$151,537	$(41,782)	$504,654	$932,146
Less:
Net foreign exchange (losses) gains	(8,260)	(27,074)	11,021	3,627	(20,686)	(1,464)
Tax benefit (expense) on net foreign exchange losses (gains)	22,520	7,323	(1,309)	4,999	33,533	2,906

Net foreign exchange gains (losses), net of tax	14,260	(19,751)	9,712	8,626	12,847	1,442

Operating earnings (loss) available to common shareholders - redefined	$98,782	$301,608	$141,825	$(50,408)	$491,807	$930,704

Per diluted share:
Operating earnings (loss) - previously published	$1.52	$3.69	$1.92	$(0.50)	$6.45	$14.59
Less:
Net foreign exchange (losses) gains	(0.11)	(0.35)	0.14	0.04	(0.27)	(0.02)
Tax benefit (expense) on net foreign exchange (losses) gains	0.30	0.09	(0.02)	0.06	0.43	0.04

Net foreign exchange gains (losses), net of tax	0.19	(0.26)	0.12	0.10	0.16	0.02

Operating earnings (loss) - redefined	$1.33	$3.95	$1.80	$(0.60)	$6.29	$14.57

(1)	See Basis of Presentation for an explanation of the redefined non-GAAP measures.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$6,174,833	$7,206,919	$7,582,293	$7,071,242	$7,388,511	$7,645,727
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	5,654,833	6,686,919	7,062,293	6,551,242	6,868,511	7,125,727

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	242,193	364,032	576,521	443,373	312,948	234,153

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,412,640	$6,322,887	$6,485,772	$6,107,869	$6,555,563	$6,891,574

Divided by:
Number of common and common share equivalents outstanding	68,542.4	71,312.3	75,771.5	76,780.8	81,647.4	84,319.7

Equals:
Diluted book value per common and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$78.97	$88.66	$85.60	$79.55	$80.29	$81.73

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Total shareholders’ equity	$6,174,833	$7,206,919	$7,582,293	$7,071,242	$7,388,511	$7,645,727
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$5,654,833	$6,686,919	$7,062,293	$6,551,242	$6,868,511	$7,125,727

Basic common shares outstanding	67,439.6	69,986.2	74,581.4	75,349.9	80,015.4	82,580.7

Basic book value per common share	$83.85	$95.55	$94.69	$86.94	$85.84	$86.29

Diluted book value per common share

Common shareholders’ equity	$5,654,833	$6,686,919	$7,062,293	$6,551,242	$6,868,511	$7,125,727

Basic common shares outstanding	67,439.6	69,986.2	74,581.4	75,349.9	80,015.4	82,580.7
Add: Stock options and other	2,769.2	3,293.4	2,977.0	3,022.4	3,255.0	3,331.7
Add: Restricted stock units	825.6	940.4	977.2	1,215.6	1,096.9	1,189.1
Less: Stock options and other bought back via treasury stock method	(2,492.0)	(2,907.7)	(2,764.1)	(2,807.1)	(2,719.9)	(2,781.8)

Diluted common and common share equivalents outstanding	68,542.4	71,312.3	75,771.5	76,780.8	81,647.4	84,319.7

Diluted book value per common share	$82.50	$93.77	$93.21	$85.32	$84.12	$84.51

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended March 31, 2011		As of and for the three months ended March 31, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,687	$93.77	$7,126	$84.51

Technical result	(751)	(11.04)	(79)	(0.94)
Other operating expenses	(104)	(1.53)	(128)	(1.54)
Net investment income	152	2.23	173	2.08
Amortization of intangible assets	(9)	(0.13)	(5)	(0.06)
Other, net	(10)	(0.15)	(10)	(0.13)
Operating income tax (expense) benefit	(5)	(0.07)	8	0.09
Preferred dividends	(9)	(0.13)	(9)	(0.10)

Operating loss	(736)	(10.82)	(50)	(0.60)

Net realized and unrealized investment (losses) gains, net of tax	(88)	(1.30)	111	1.33
Net foreign exchange gains, net of tax	7	0.11	8	0.10
Interest in earnings of equity investments, net of tax	1	0.02	2	0.02

Net (loss) income available to common shareholders	(816)	(11.99)	71	0.85

Common share dividends	(37)	(0.55)	(41)	(0.50)
Change in currency translation adjustment	38	0.55	(69)	(0.82)
Repurchase of common shares, net	(217)	0.32	(214)	0.02
Change in other accumulated comprehensive income or loss, net of tax	—	—	(4)	(0.05)

Impact of change in number of common and common share equivalents outstanding	n/a	0.40	n/a	0.11

Common shareholders’ equity / diluted book value per common share at end of period	$5,655	$82.50	$6,869	$84.12

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2010		As of and for the year ended December 31, 2009
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$7,126	$84.51	$3,679	$63.95

Technical result	520	6.65	939	14.70
Other operating expenses	(540)	(6.90)	(431)	(6.74)
Net investment income	673	8.60	596	9.33
Amortization of intangible assets	(31)	(0.40)	6	0.10
Other, net	(67)	(0.86)	(8)	(0.14)
Operating income tax expense	(28)	(0.36)	(136)	(2.14)
Preferred dividends	(35)	(0.44)	(35)	(0.54)

Operating earnings	492	6.29	931	14.57

Net realized and unrealized investment gains (losses), net of tax	301	3.86	497	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	57	0.89
Net foreign exchange gains, net of tax	13	0.16	1	0.02
Interest in earnings (losses) of equity investments, net of tax	12	0.15	16	0.25

Net income available to common shareholders	818	10.46	1,502	23.51

Common share dividends	(158)	(2.05)	(117)	(1.88)
Change in currency translation adjustment	(67)	(0.85)	48	0.75
Issuance of common shares	(1,018)	1.15	2,000	(1.59)
Change in other accumulated comprehensive income or loss, net of tax	(14)	(0.18)	14	0.23

Impact of change in number of common and common share equivalents outstanding	n/a	0.73	n/a	(0.46)

Common shareholders’ equity / diluted book value per common share at end of period	$6,687	$93.77	$7,126	$84.51

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2011	December 31, 2010	September 31, 2010	June 31, 2010	March 31, 2010	December 31, 2010	December 31, 2009

Acquisition related expenses:
Corporate expenses - acquisition related	$2,335	$6,155	$5,654	$1,798	$2,468	$16,075	$36,521
Corporate expenses - voluntary termination plan	—	6,323	(803)	33,755	1,409	40,684	—
Amortization of intangible assets	8,827	8,821	10,003	7,833	4,803	31,461	(6,133)
Amortization of intangible assets included in acquisition costs (1)	3,700	3,715	4,789	10,388	18,202	37,094	46,410

Total acquisition related expenses	$14,862	$25,014	$19,643	$53,774	$26,882	$125,314	$76,798

Less: Amortization of intangible assets included in acquisition costs	(3,700)	(3,715)	(4,789)	(10,388)	(18,202)	(37,094)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs	$11,162	$21,299	$14,854	$43,386	$8,680	$88,220	$30,388

Divided by:
Weighted average number of common and common share equivalents outstanding	67,997.4	74,494.7	76,428.5	78,796.4	83,328.8	78,234.3	63,890.6

Impact of acquisition related expenses on diluted operating loss or earnings per share, pre-tax	$0.16	$0.29	$0.19	$0.55	$0.10	$1.13	$0.48

					Amortization of intangible assets	Amortization of intangible assets included in acquisition costs(1)	Total amortization of intangible assets(3) (4)

Estimated remaining amortization of intangible assets, pre-tax (2):

For the three months ended June 30, 2011					9,165	2,829	11,994
For the three months ended September 30, 2011					9,520	1,914	11,434
For the three months ended December 31, 2011					8,893	—	8,893

Total for the year ended December 31, 2011					27,578	4,743	32,321
For the year ended December 31, 2012					31,799	—	31,799
For the year ended December 31, 2013					19,479	—	19,479
For the year ended December 31, 2014 and thereafter					75,239	—	75,239

Total					$154,095	$4,743	$158,838

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.
(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.
(3)	Total intangible assets of $166.2 million and $178.7 million at March 31, 2011 and December 31, 2010, respectively, are recorded gross of a deferred tax benefit of $50.4 million and $46.9 million, respectively.
(4)	Total intangible assets of $166.2 million and $178.7 million at March 31, 2011 and December 31, 2010, respectively, includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.